UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2025

DULUTH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37641	39-1564801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Front Street

Mount Horeb, Wisconsin 53572

(Address of principal executive offices, including zip code)

(608) 424-1544

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, No Par Value	DLTH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreements.

On April 28, 2025 (the “Closing Date”), Duluth Holdings Inc. (the “Company”) entered into a new Credit Agreement (the “Credit Agreement”) among the Company, certain financial institutions as Lenders thereto (the “Lenders”), and BMO Bank N.A., Administrative Agent, Swing Line Lender and a Letter of Credit Issuer. The Credit Agreement provides for borrowings of up to $100 million in aggregate principal amount that are available under an asset-based revolving senior credit facility (the “Revolver”) with a $10 million sublimit for the issuance of standby letters of credit.

Under the Credit Agreement, (i) each SOFR loan will bear interest on the outstanding principal amount at a rate per annum equal to adjusted term SOFR plus 150 basis points; (ii) each base rate loan will bear interest on the outstanding principal amount from the applicable borrowing date at a rate per annum equal to the Base Rate (as defined in the Credit Agreement) plus 50 basis points; (iii) each swing line loan will bear interest on the outstanding principal amount from the applicable borrowing date at a rate per annum equal to the Base Rate plus the applicable margin; and (iv) each other obligation will bear interest on the unpaid amount at a rate per annum equal to the Base Rate plus the applicable margin.

The proceeds will be used to refinance existing indebtedness, finance working capital and capital expenditures, permitted acquisitions and distributions under the Credit Agreement and for other general corporate purposes. The Company is also permitted to voluntarily prepay the Credit Agreement in whole or in part at any time, where borrowings bearing interest based on the base rate may be prepaid at any time without penalty and borrowings bearing interest based on SOFR may be prepaid, subject to payment of usual and customary breakage and redeployment costs. The Revolver will mature on April 28, 2030 (the “Maturity Date”). Pursuant to the Credit Agreement the Company may request an increase in the revolving credit commitments in the aggregate amount of up to $25 million during the term of the Credit Agreement and with the consent of the Administrative Agent, subject to credit approval of the Lenders and the satisfaction of certain conditions. The Credit Agreement contains customary events of default and financial, affirmative and negative covenants.

Pursuant to the Pledge and Security Agreement, dated as of April 28, 2025 (the “Security Agreement”), by and among the Company and BMO Bank N.A., as Administrative Agent, the Credit Agreement is secured by a first-priority perfected security interest in substantially all of the tangible and intangible assets of the Company.

The new $100 million Revolver replaces the current revolving credit facility at a lower interest rate and extends the availability of funds to April 28, 2030. The Company believes the new Revolver will provide the Company with flexibility and liquidity to finance seasonal inventory builds.

The Credit Agreement and the Security Agreement are filed as Exhibits 10.1 and 10.2 herewith and incorporated herein by reference. The foregoing descriptions of the Credit Agreement and Security Agreement do not purport to be complete and are qualified in their entirety by the full text of such agreements.

Item 1.02	Termination of a Material Definitive Agreements.

In connection with the entry into the Credit Agreement, the Company’s Credit Agreement, dated as of May 14, 2021, among Duluth Holdings Inc., as the borrower, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, the Lenders party thereto BofA Securities, Inc., as a Joint Lead Arranger and Sole Bookrunner, and Keybanc Capital Markets Inc., as a Joint Lead Arranger., as amended by Amendment No. 1, dated as of July 8, 2022, and Amendment No. 2, dated January 31, 2025, was terminated on April 28, 2025.

Forward Looking Information

Certain matters discussed in this Current Report on Form 8-K and other oral and written statements by representatives of the Company are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “believe,” “estimate,” “project,” “target,” “predict,” “intend,” “future,” “budget,” “goals,” “potential,” “continue,” “design,” “objective,” “forecasted,” “would,” and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading’s current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading’s control. Duluth Trading’s expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates, and projections will occur or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 24, 2025 and other factors as may be periodically described in Duluth Trading’s subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated as of April 28, 2025, among Duluth Holdings Inc., certain financial institutions as Lenders thereto, and BMO Bank N.A., Administrative Agent, Swing Line Lender and a Letter of Credit Issuer.

10.2	Pledge and Security Agreement, dated as of April 28, 2025, by and between Duluth Holdings Inc. and BMO Bank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Dated: May 1, 2025	By:	/s/ Heena Agrawal
Heena Agrawal
Senior Vice President and Chief Financial Officer